                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE


                  GENOME THERAPEUTICS REPORTS FINANCIAL RESULTS

       - Results for 3-month and 12-month periods ended August 31, 2001 -
              - Transition to new 12/31 fiscal reporting schedule;
                     Third quarter results also announced -

WALTHAM, MASS., NOVEMBER 8, 2001 -- Genome Therapeutics Corp. (Nasdaq: GENE) today announced financial results for the 3-month and 12-month periods ended August 31, 2001. In addition, the Company's Board of Directors approved in July a change in the reporting schedule from an August 31 year end to a December 31 year end. Reflecting this change in fiscal reporting schedule, financial results for the third quarter ended September 29, 2001 are also noted below. To provide additional disclosure during this transition, three pages of financial tables are included at the end of this news release.

For the 3-month period ended August 31, 2001, total revenues were $12,592,000 compared to $6,106,000 in the same period of 2000. Net income for the 3-month period ended August 31, 2001 was $703,000, or $0.03 per share (basic and diluted), compared to a net loss of ($1,732,000), or ($.08) per share (basic and diluted), for the same period in 2000.

For the 12-month period ended August 31, 2001, the Company reported total revenues of $32,806,000 compared to $26,424,000 during the same 12-month-period in 2000. Net loss in this 12-month period in 2001 was ($3,969,000), or ($0.18) per share (basic and diluted), compared to a net loss of ($2,816,000), or ($0.14) per share (basic and diluted), in fiscal 2000. The Company's cash and cash equivalents, restricted cash and investments totaled approximately $74.0 million at August 31, 2001.

Management noted that results for the 3-month period ended August 31, 2001 reflect confirmation of the identity of a novel gene responsible for high bone density in the Company's osteoporosis alliance with Wyeth-Ayerst, that resulted in receipt of $5 million in milestone payments. Moving forward, management expects to continue to report operating losses as the Company makes additional investments in internal discovery and product development opportunities.

"Our positive financial results reflect the revenue contributions from a major achievement in our osteoporosis alliance and the sponsored research from our established portfolio of product discovery research alliances with pharmaceutical companies. They also reflect continued progress in GenomeVision(TM) Services - our commercial genomics service business," said Steven M. Rauscher, CEO and President. "This foundation allows us to invest in new product opportunities with potentially higher rewards to shareholders, namely our anti-infectives drug discovery collaboration with ArQule and the in-license of products for Genome Therapeutics.

                                    - more -

"The recent acquisition of the Phase III anti-infective Ramoplanin has helped the Company achieve an important step toward building our product-based biopharmaceutical business with a clinical candidate pipeline of our own," added Mr. Rauscher. "In acquiring the rights to Ramoplanin, we are able to capitalize on the Company's established expertise in infectious disease research and apply it to a near-term commercial opportunity. To facilitate attaining our goals, we have made several key hires in the areas of corporate development, marketing and clinical development."

OTHER HIGHLIGHTS INCLUDE:

     o Confirmation of the identity of a novel gene responsible for high bone density and $5 million milestone payment from Wyeth-Ayerst

     o Election of David K. Stone, a partner with AGTC Funds and former Cowen & Co. analyst, to Board of Directors

     o Extension of osteoporosis alliance with Wyeth-Ayerst through the end of 2002

     o Renewal of PathoGenome(TM) Database subscriptions by Bristol-Myers Squibb and Aventis

     o    Identification of novel asthma gene in Schering-Plough alliance

     o Participation in completion of Human Genome Project draft sequence and publication in NATURE


TRANSITION TO FISCAL CALENDAR YEAR ENDED DECEMBER 31: REPORTING RESULTS FOR Q3

"In order to facilitate financial modeling and comparisons with other biotechnology companies by the financial community, the Company has implemented a change to a December 31 fiscal year so that we will be on similar cycles to our pharmaceutical alliance partners and companies in our peer group," said Mr. Rauscher.

For the third quarter of 2001, which ended September 29, 2001, the Company reported total revenues of $7,378,000 and a net loss of ($4,181,000), or approximately ($0.18) per share (basic and diluted). In the same period of 2000, the Company reported revenues of $5,925,000, and a net loss of ($1,322,000), or approximately ($0.06) per share (basic and diluted).

For the first nine months of 2001, the Company reported total revenues of $26,858,000, compared to $19,109,000 during the same period of 2000. Net loss in the first nine months of 2001 was ($2,150,000), or ($0.10) per share, compared to a net loss of ($3,439,000), or ($0.16) per share, in the same period of 2000. The Company's cash, cash equivalents and other investments at the end of the third quarter of 2001 were approximately $72.5 million.

Management noted that these results reflect a steady growth in our service business and the achievement of significant scientific and financial milestones. Costs and expenses also increased, compared to the prior year period, as the company expanded funding of internal research and development programs and recruited key personnel to lead the company's product development efforts. The Company will host an annual meeting of shareholders in the Spring 2002 and details about the date and location will be included in an annual report and proxy mailed prior to the meeting.

                                    - more -

SUPPLEMENTARY FINANCIAL INFORMATION

STATEMENTS IN THIS PRESS RELEASE THAT ARE NOT STRICTLY HISTORICAL, INCLUDING STATEMENTS REGARDING FUTURE REVENUES AND EXPENSES, ARE "FORWARD LOOKING" STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED OR SUGGESTED IN THE FORWARD LOOKING STATEMENT, INCLUDING, BUT NOT LIMITED TO, THE ABILITY OF THE COMPANY AND ITS ALLIANCE PARTNERS TO (I) SUCCESSFULLY DEVELOP PRODUCTS BASED ON THE COMPANY'S GENOMIC INFORMATION, (II) OBTAIN THE NECESSARY GOVERNMENTAL APPROVALS, (III) EFFECTIVELY COMMERCIALIZE ANY PRODUCTS DEVELOPED BEFORE ITS COMPETITORS AND (IV) OBTAIN AND ENFORCE INTELLECTUAL PROPERTY RIGHTS, AS WELL AS THE RISK FACTORS DESCRIBED IN EXHIBIT 99 OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 2000 AND FROM TIME TO TIME IN THE COMPANY'S OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR THE YEAR ENDING DECEMBER 31, 2001, GENOME THERAPEUTICS MANAGEMENT EXPECTS:

     -    Revenues projected to be in the range of $33-37 million

     - Total costs and expenses projected to be in the range of $45-50 million, reflecting the increased expense attributable to license fees and development costs associated with Ramoplanin

Genome Therapeutics (www.genomecorp.com) is focused on the commercialization of genomics-based pharmaceutical and diagnostic products. The Company's genomics services business - GenomeVision(TM) Services - includes custom contract sequencing, SNP discovery and the PathoGenome(TM) Database. The Company's biopharmaceutical business focuses on the development of novel therapeutics and diagnostics to solve major medical needs and includes six alliances with pharmaceutical companies including Schering-Plough, AstraZeneca, Wyeth-Ayerst and bioMerieux, to develop genomics-based products and a joint venture with ArQule. Genome Therapeutics' product candidate, Ramoplanin, is in Phase III clinical trials for the prevention of bloodstream infections caused by vancomycin- resistant enterococci (VRE).


                                - tables follow -

               FINANCIAL RESULTS FOR PERIODS ENDED AUGUST 31, 2001

                            GENOME THERAPEUTICS CORP.
                            STATEMENTS OF OPERATIONS
         (unaudited) (in thousands, except share and per share amounts)


                                                           Thirteen weeks ended             Fifty-two weeks ended
                                                       August 31,       August 31,       August 31,       August 31,
                                                          2001             2000             2001             2000
                                                          ----             ----             ----             ----
REVENUE:
  Contract research, licenses, milestones and
     subscription fees                                   $12,592           $6,106        $ 32,806         $ 26,424
                                                         -------            -----        --------           ------

COSTS AND EXPENSES:
  Research and development                                 9,676            6,778          32,085           24,821
  Selling, general and administrative                      2,992            1,807           8,307            5,818
                                                           -----            -----           -----          -------
       Total costs and expenses                           12,668            8,585          40,392           30,639
                                                         -------            -----        --------           ------

Loss from operations                                         (76)          (2,479)         (7,586)          (4,215)

Interest income                                              995              957           4,422            2,226
Interest expense                                            (216)            (210)           (805)            (827)
                                                       ----------       ----------      ----------       ----------

       NET INCOME (LOSS)                                    $703          $(1,732)        $(3,969)         $(2,816)
                                                            ====          ========        ========         ========

Net income (loss) per common share
      Basic                                                $0.03           $(0.08)         $(0.18)          $(0.14)
                                                           =====           =======         =======          =======
      Diluted                                              $0.03           $(0.08)         $(0.18)          $(0.14)
                                                           =====           =======         =======          =======
Weighted average number of common shares
outstanding
      Basic                                           22,611,608       21,710,257      22,420,139       20,277,076
                                                      ==========       ==========      ==========       ==========
      Diluted                                         23,885,705       21,710,257      22,420,139       20,277,076
                                                      ==========       ==========      ==========       ==========



                           SELECTED BALANCE SHEET DATA
                           (in thousands) (unaudited)

                                                                    AUGUST 31,             AUGUST 31,
                                                                    ----------             ----------
                                                                       2001                   2000
                                                                       ----                   ----
Cash, cash equivalents, restricted cash and                            $74,008                $75,884
      investments
Total assets                                                            90,008                 91,336
Long-term obligations, net of current maturities                         2,420                  4,543
Shareholders' equity                                                    74,395                 74,275


                                    - more -

                          NEW FISCAL REPORTING SCHEDULE
                    THIRD QUARTER RESULTS, SEPTEMBER 29, 2001

                            GENOME THERAPEUTICS CORP.
                            STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)
                                   (unaudited)


                                                           Thirteen weeks ended            Thirty-nine weeks ended
                                                        Sept 29,         Sept 23,         Sept 29,         Sept 23,
                                                          2001             2000             2001             2000
                                                          ----             ----             ----             ----
REVENUE:
  Contract research, licenses, milestones and
     subscription fees                                    $7,378           $5,925         $26,858          $19,109
                                                          ------            -----          ------           ------

COSTS AND EXPENSES:
  Research and development                                 9,881            6,505          25,254           19,276
  Selling, general and administrative                      2,559            1,712           6,384            4,745
                                                           -----            -----           -----            -----
       Total costs and expenses                           12,440            8,217          31,638           24,021
                                                           -----            -----           -----            -----
Loss from operations                                      (5,062)          (2,292)         (4,780)          (4,912)

Interest income                                            1,055            1,180           3,186            2,100
Interest expense                                            (174)            (210)           (556)            (627)
                                                            -----            -----           -----            -----

       NET LOSS                                          $(4,181)         $(1,322)        $(2,150)         $(3,439)
                                                         ========         ========        ========         ========

Net Loss per Common Share
      Basic                                               $(0.18)          $(0.06)         $(0.10)          $(0.16)
                                                          =======          =======         =======          =======
      Diluted                                             $(0.18)          $(0.06)         $(0.10)          $(0.16)
                                                          =======          =======         =======          =======
Weighted average number of common shares
outstanding
      Basic                                           22,685,660       22,163,366      22,515,638       21,030,081
                                                      ==========       ==========      ==========       ==========
      Diluted                                         22,685,660       22,163,366      22,515,638       21,030,081
                                                      ==========       ==========      ==========       ==========


                           SELECTED BALANCE SHEET DATA
                           (in thousands) (unaudited)

                                                                  September 29,           December 31,
                                                                       2001                   2000
                                                                       ----                   ----
Cash, cash equivalents, restricted cash and investments                $72,525              $73,010
Total assets                                                            87,957               90,251
Long-term obligations, net of current maturities                         2,588                3,334
Shareholders' equity                                                    73,653               72,687


                                    - more -

                          NEW FISCAL REPORTING SCHEDULE
                                  Q1-Q3 RESULTS

                            GENOME THERAPEUTICS CORP.
                            STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)
                                   (unaudited)


                                                                    Thirteen weeks ended                 Thirty-nine
                                                     ---------------- ---------------- ----------------- weeks ended
                                                        March 24,        June 23,          Sept 29,         Sept 29,
                                                          2001             2001              2001             2001
                                                     ---------------- ---------------- -----------------      ----
REVENUE:
  Contract research, licenses, milestones and
     subscription fees                                    $8,090          $11,390          $7,378           $26,858
                                                          ------           ------           -----            ------

COSTS AND EXPENSES:
  Research and development                                 7,503            7,870           9,881            25,254
  Selling, general and administrative                      1,635            2,190           2,559             6,384
                                                           -----            -----           -----             -----
       Total costs and expenses                            9,138           10,060          12,440            31,638
                                                           -----            -----           -----             -----
Income (loss) from operations                             (1,048)           1,330          (5,062)           (4,780)

Interest income                                            1,144              986           1,055             3,186
Interest expense                                            (169)            (212)           (174)             (556)
                                                            -----            -----           -----             -----

       NET INCOME (LOSS)                                    $(73)          $2,104         $(4,181)          $(2,150)
                                                            =====          ======         ========          ========

Net income (loss) per common share
      Basic                                               $(0.00)           $0.09          $(0.18)           $(0.10)
                                                          =======           =====         =======           =======
      Diluted                                             $(0.00)           $0.09          $(0.18)           $(0.10)
                                                          =======           =====         =======           =======
Weighted average number of common shares
outstanding
      Basic                                           22,409,501       22,451,753      22,685,660        22,515,638
                                                      ==========       ==========      ==========        ==========
      Diluted                                         22,409,501       23,550,563      22,685,660        22,515,638
                                                      ==========       ==========      ==========        ==========

                           SELECTED BALANCE SHEET DATA
                           (in thousands) (unaudited)

                                                       March 24,             June 23,              September 29,
                                                         2001                  2001                     2001
                                                         ----                  ----                     ----
Cash, cash equivalents, restricted cash and             $70,377                 $76,195               $72,524
         investments
Total assets                                             89,165                  91,483                87,957
Long-term obligations, net of current                     3,452                   2,906                 2,588
maturities
Shareholders' equity                                     73,235                  75,634                73,653

                                                       # # #